UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE NEW YORK TIMES COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
THE NEW YORK TIMES COMPANY
2021 Annual Meeting
Vote by April 27, 2021 11:59 PM ET
620 EIGHTH AVENUE NEW YORK, NY 10018
ATTENTION: CORPORATE SECRETARY
You invested in THE NEW YORK TIMES COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2021.
Get informed before you vote
View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
April 28, 2021 11:00 AM ET
Virtually at: www.virtualshareholdermeeting.com/NYT2021
*Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Class A Nominees:
01) Amanpal S. Bhutani For 02) Beth Brooke 03) Brian P. McAndrews 04) Doreen Toben
3. Ratification of the selection of Ernst & Young LLP as auditors for the fiscal year ending December 26, 2021 For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

Your Vote Counts!
THE NEW YORK TIMES COMPANY
2021 Annual Meeting
Vote by April 27, 2021 11:59 PM ET
620 EIGHTH AVENUE NEW YORK, NY 10018
ATTENTION: CORPORATE SECRETARY
You invested in THE NEW YORK TIMES COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2021.
Get informed before you vote
View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
April 28, 2021 11:00 AM ET
Virtually at: www.virtualshareholdermeeting.com/NYT2021
*Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting. V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Class B Nominees:
01) Rachel Glaser 05) David Perpich For 02) Arthur Golden 06) John W. Rogers, Jr.
03) Hays N. Golden 07) A.G. Sulzberger 04) Meredith Kopit Levien 08) Rebecca Van Dyck
2. Advisory vote to approve executive compensation For
3. Ratification of the selection of Ernst & Young LLP as auditors for the fiscal year ending December 26, 2021 For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.